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                                                                    EXHIBIT 23.4



                               CONSENT OF EXPERT



    We consent to the reference to our firm under the heading "Experts" in the Prospectus constituting part of this Registration Statement on Form S-3.



/s/  Mason, Bruce & Girard, Inc.



Mason, Bruce & Girard, Inc.
Portland, Oregon
June 7, 1996